Fees Summary	Apr. 17, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ (0)
Total Fee Amount	15,543.07
Total Transaction Valuation	112,549,419.85
Total Offset Amount	(0)
Net Fee	$ 15,543.07
Offset Table N/A	N/A